INVESTOR FINANCIAL SUPPLEMENT
June 30, 2018

On December 3, 2017, The Hartford entered into an agreement to sell its life and annuity run-off business (formerly known as Talcott Resolution). The transaction closed on May 31, 2018. The assets and liabilities of this business had been accounted for as held for sale until closing and operating results of the life and annuity business is included in discontinued operations for all periods prior to the closing date.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of July 24, 2018
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Maxum Casualty Insurance Company	A+	NR	NR
	Maxum Indemnity Company	A+	NR	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Maxum Indemnity Company ratings are on stable outlook at A.M. Best

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa1
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President
Investor Relations & Treasurer	- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Income Statements	8
	Property & Casualty Underwriting Ratios and Results	9
	Commercial Lines Income Statements	10
	Commercial Lines Underwriting Ratios	12
	Commercial Lines Supplemental Data	13
	Personal Lines Income Statements	14
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Income Statements	19

GROUP BENEFITS	Income Statements	20
	Supplemental Data	21

MUTUAL FUNDS	Income Statements	22
	Asset Value Rollforward - Assets Under Management By Asset Class	23

CORPORATE	Income Statements	24

INVESTMENTS	Investment Earnings Before Tax - Consolidated	25
	Investment Earnings Before Tax - Property & Casualty	26
	Investment Earnings Before Tax - Group Benefits	27
	Net Investment Income	28
	Components of Net Realized Capital Gains (Losses)	29
	Composition of Invested Assets	30
	Invested Asset Exposures	31

APPENDIX	Basis of Presentation and Definitions	32
	Discussion of Non-GAAP and Other Financial Measures	33

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
HIGHLIGHTS
Net income (loss)	$582	$597	$(3,703)	$234	$(40)	$378	$1,179	$338
Core earnings *	$412	$461	$293	$130	$303	$288	$873	$591
Total revenues	$4,789	$4,691	$4,587	$4,192	$4,214	$4,169	$9,480	$8,383
Total assets	$60,775	$216,666	$225,260	$224,901	$226,562	$226,094
PER SHARE AND SHARES DATA
Basic earnings per common share
Income (loss) from continuing operations [4]	$1.21	$1.20	$(1.56)	$0.40	$(0.42)	$0.82	$2.41	$0.41
Net income (loss) [4]	$1.62	$1.67	$(10.37)	$0.65	$(0.11)	$1.02	$3.29	$0.92
Core earnings * [4]	$1.15	$1.29	$0.82	$0.36	$0.83	$0.78	$2.44	$1.60
Diluted earnings per common share
Income (loss) from continuing operations	$1.19	$1.18	$(1.56)	$0.40	$(0.42)	$0.80	$2.37	$0.40
Net income (loss)	$1.60	$1.64	$(10.37)	$0.64	$(0.11)	$1.00	$3.24	$0.90
Core earnings *	$1.13	$1.27	$0.81	$0.35	$0.81	$0.76	$2.40	$1.57
Weighted average common shares outstanding (basic)	358.3	357.5	357.0	360.2	366.0	371.4	357.9	368.7
Dilutive effect of stock compensation	4.0	4.4	4.8	4.5	3.8	4.2	4.2	4.0
Dilutive effect of warrants	1.9	2.0	2.1	2.3	2.5	3.0	2.0	2.8
Weighted average common shares outstanding and dilutive potential common shares (diluted)	364.2	363.9	363.9	367.0	372.3	378.6	364.1	375.5
Common shares outstanding	358.4	358.1	356.8	357.5	362.8	369.2
Book value per common share	$35.01	$36.70	$37.82	$48.20	$47.65	$46.07
Per common share impact of accumulated other comprehensive income [1]	$(3.77)	$(0.67)	$1.86	$1.63	$1.36	$(0.56)
Book value per common share (excluding AOCI) *	$38.78	$37.37	$35.96	$46.57	$46.29	$46.63
Book value per diluted share [2]	$34.44	$36.06	$37.11	$47.33	$46.84	$45.25
Per diluted share impact of AOCI	$(3.71)	$(0.65)	$1.82	$1.61	$1.34	$(0.55)
Book value per diluted share (excluding AOCI) *	$38.15	$36.71	$35.29	$45.72	$45.50	$45.80
Common shares outstanding and dilutive potential common shares	364.3	364.5	363.6	364.1	369.1	375.9
RETURN ON EQUITY ("ROE") [3]
Net income (loss) ROE	(15.4%)	(19.3%)	(20.6%)	2.7%	3.9%	5.4%
Core earnings ROE *	8.4%	7.8%	6.7%	5.9%	6.9%	5.1%

[1]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]
The reduction in book value per diluted share from March 31, 2018 to June 30, 2018 included a $2.08 per diluted share impact of removing Talcott Resolution AOCI from the balance sheet when the business was sold effective May 31, 2018.

[3]	For reconciliations of net income (loss) ROE to core earnings ROE, see Appendix, page 33.

[4]
For the three months ended June 30, 2017, weighted average shares outstanding used in calculating net loss per share excludes the effect of dilutive securities of 6.3 million shares. The calculation of core earnings per share includes the effect of dilutive securities in all periods presented. In periods where a net loss before discontinued operations or a core loss is recognized, inclusion of incremental dilution is antidilutive.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Earned premiums	$3,958	$3,927	$3,801	$3,447	$3,455	$3,438	$7,885	$6,893
Fee income	327	323	313	291	286	278	650	564
Net investment income	428	451	394	404	395	410	879	805
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	—	(2)	(4)	(4)	(4)	(3)	(2)	(7)
OTTI losses recognized in other comprehensive income	—	2	—	3	2	2	2	4
Net OTTI losses recognized in earnings	—	—	(4)	(1)	(2)	(1)	—	(3)
Other net realized capital gains (losses)	52	(30)	64	27	57	25	22	82
Total net realized capital gains (losses)	52	(30)	60	26	55	24	22	79
Other revenues	24	20	19	24	23	19	44	42
Total revenues	4,789	4,691	4,587	4,192	4,214	4,169	9,480	8,383
Benefits, losses and loss adjustment expenses	2,738	2,695	2,692	2,638	2,420	2,424	5,433	4,844
Amortization of deferred acquisition costs ("DAC")	344	342	342	341	345	344	686	689
Insurance operating costs and other expenses [1]	1,067	1,037	1,042	952	1,650	919	2,104	2,569
Loss on extinguishment of debt	6	—	—	—	—	—	6	—
Interest expense	79	80	78	79	79	80	159	159
Amortization of other intangible assets	18	18	11	1	1	1	36	2
Total benefits, losses and expenses	4,252	4,172	4,165	4,011	4,495	3,768	8,424	8,263
Income (loss) before income taxes	537	519	422	181	(281)	401	1,056	120
Income tax expense (benefit) [2]	103	91	980	36	(129)	98	194	(31)
Income (loss) from continuing operations, after tax	434	428	(558)	145	(152)	303	862	151
Income (loss) from discontinued operations, after tax [5]	148	169	(3,145)	89	112	75	317	187
Net income (loss)	582	597	(3,703)	234	(40)	378	1,179	338
Less: Net realized capital gains (losses), excluded from core earnings, before tax	50	(30)	59	25	53	23	20	76
Less: Loss on extinguishment of debt, before tax	(6)	—	—	—	—	—	(6)	—
Less: Pension settlement, before tax	—	—	—	—	(750)	—	—	(750)
Less: Integration and transaction costs associated with acquired business, before tax [3]	(11)	(12)	(17)	—	—	—	(23)	—
Less: Income tax benefit (expense) [4]	(11)	9	(893)	(10)	242	(8)	(2)	234
Less: Income (loss) from discontinued operations, after tax [5]	148	169	(3,145)	89	112	75	317	187
Core earnings	$412	$461	$293	$130	$303	$288	$873	$591

[1]
The three months ended June 30, 2017 included a pension settlement charge of $750, before tax, for the purchase of a group annuity contract to transfer approximately $1.6 billion of certain U.S. qualified pension plan liabilities to a third-party.

[2]	The three months ended June 30, 2017 included a federal income tax benefit of $262 related to the pension settlement charge.

[3]	Integration and transaction costs related to the Group Benefits acquisition made in October 2017.

[4]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[5]
The three months ended December 31, 2017 included an estimated loss on sale of $3.3 billion related to the sale of Talcott Resolution, the Company's life and annuity run-off business that was sold in May, 2018. The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively. The reduction in loss on sale in the three months ended June 30, 2018 was primarily attributable to a $133 increase in estimated retained tax benefits, primarily retained net operating loss carryovers.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Net income (loss):
Commercial Lines	$372	$298	$286	$90	$258	$231	$670	$489
Personal Lines	6	89	(74)	8	24	33	95	57
P&C Other Operations	5	17	7	18	20	24	22	44
Property & Casualty ("P&C")	383	404	219	116	302	288	787	590
Group Benefits	96	54	109	71	69	45	150	114
Mutual Funds	37	34	33	26	24	23	71	47
Sub-total	516	492	361	213	395	356	1,008	751
Corporate [1]	66	105	(4,064)	21	(435)	22	171	(413)
Net income (loss)	$582	$597	$(3,703)	$234	$(40)	$378	$1,179	$338

Core earnings (losses):
Commercial Lines	$341	$302	$282	$81	$238	$224	$643	$462
Personal Lines	2	89	(46)	7	20	32	91	52
P&C Other Operations	3	17	4	18	18	21	20	39
P&C	346	408	240	106	276	277	754	553
Group Benefits	104	85	67	66	61	40	189	101
Mutual Funds	38	34	37	26	24	23	72	47
Sub-total	488	527	344	198	361	340	1,015	701
Corporate	(76)	(66)	(51)	(68)	(58)	(52)	(142)	(110)
Core earnings	$412	$461	$293	$130	$303	$288	$873	$591

[1]	For the periods up to the sale, includes income (loss) from discontinued operations from the Company's life and annuity run-off business accounted for as held for sale.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		CORPORATE		CONSOLIDATED
	Jun 30 2018	Dec 31 2017	Jun 30 2018	Dec 31 2017	Jun 30 2018	Dec 31 2017	Jun 30 2018	Dec 31 2017	Jun 30 2018	Dec 31 2017
Investments
Fixed maturities, available-for-sale, at fair value	$25,415	$25,571	$9,932	$10,489	$34	$49	$813	$855	$36,194	$36,964
Fixed maturities, at fair value using the fair value option	25	30	9	11	2	—	—	—	36	41
Equity securities, at fair value	732	—	70	—	46	—	155	—	1,003	—
Equity securities, available-for-sale, at fair value	—	749	—	79	—	27	—	157	—	1,012
Mortgage loans	2,397	2,315	958	860	—	—	—	—	3,355	3,175
Limited partnerships and other alternative investments	1,425	1,375	245	213	—	—	—	—	1,670	1,588
Other investments	82	85	9	11	—	—	3	—	94	96
Short-term investments	998	1,268	401	398	183	146	1,714	458	3,296	2,270
Total investments [1]	31,074	31,393	11,624	12,061	265	222	2,685	1,470	45,648	45,146
Cash [1]	95	156	35	12	12	8	5	4	147	180
Premiums receivable and agents’ balances	3,570	3,511	431	399	—	—	—	—	4,001	3,910
Reinsurance recoverables	3,324	3,476	241	236	—	—	347	349	3,912	4,061
DAC	600	594	53	47	8	9	1	—	662	650
Deferred income taxes	115	51	(51)	(103)	5	6	1,213	1,210	1,282	1,164
Goodwill	157	157	723	723	180	180	230	230	1,290	1,290
Property and equipment, net	821	837	111	118	—	—	81	79	1,013	1,034
Other intangible assets	71	28	587	620	11	11	—	—	669	659
Other assets	968	897	276	365	100	111	807	857	2,151	2,230
Assets held for sale	—	—	—	—	—	—	—	164,936	—	164,936
Total assets	$40,795	$41,100	$14,030	$14,478	$581	$547	$5,369	$169,135	$60,775	$225,260
Unpaid losses and loss adjustment expenses	$23,631	$23,775	$8,449	$8,512	$—	$—	$—	$—	$32,080	$32,287
Reserves for future policy benefits	—	—	437	441	—	—	231	272	668	713
Other policyholder funds and benefits payable	—	—	465	492	—	—	319	324	784	816
Unearned premiums	5,412	5,282	34	40	—	—	—	—	5,446	5,322
Debt	—	—	—	—	—	—	4,675	4,998	4,675	4,998
Other liabilities	1,625	2,061	552	774	215	197	2,184	2,156	4,576	5,188
Liabilities held for sale	—	—	—	—	—	—	—	162,442	—	162,442
Total liabilities	$30,668	$31,118	$9,937	$10,259	$215	$197	$7,409	$170,192	$48,229	$211,766
Common stockholders' equity, excluding AOCI	9,933	9,267	4,115	3,998	366	350	(515)	(784)	13,899	12,831
AOCI, after tax	194	715	(22)	221	—	—	(1,525)	(273)	(1,353)	663
Total stockholders' equity	10,127	9,982	4,093	4,219	366	350	(2,040)	(1,057)	12,546	13,494
Total liabilities and equity	$40,795	$41,100	$14,030	$14,478	$581	$547	$5,369	$169,135	$60,775	$225,260

[1]
Includes investments classified as part of Corporate that are not fixed maturities or short-term investments held by the HFSG holding company which are principally assets held by Hartford Life and Accident Insurance Company (HLA) that support reserves for retained run-off structured settlement and terminal funding agreement liabilities.  Fixed maturities, cash and short-term investments held by the HFSG holding company were $2.3 billion and $1.1 billion as of June 30, 2018 and December 31, 2017, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
DEBT
Short-term debt	$413	$413	$320	$320	$320	$320
Senior notes	3,173	3,172	3,096	3,093	3,092	3,091
Junior subordinated debentures	1,089	1,583	1,582	1,582	1,582	1,583
Total debt	$4,675	$5,168	$4,998	$4,995	$4,994	$4,994
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$13,899	$13,382	$12,831	$16,648	$16,794	$17,216
AOCI	(1,353)	(239)	663	585	494	(207)
Total stockholders’ equity	$12,546	$13,143	$13,494	$17,233	$17,288	$17,009
CAPITALIZATION
Total capitalization, including AOCI, after tax	$17,221	$18,311	$18,492	$22,228	$22,282	$22,003
Total capitalization, excluding AOCI, after tax	$18,574	$18,550	$17,829	$21,643	$21,788	$22,210
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	27.1%	28.2%	27.0%	22.5%	22.4%	22.7%
Total debt to capitalization, excluding AOCI	25.2%	27.9%	28.0%	23.1%	22.9%	22.5%
Total rating agency adjusted debt to capitalization [1] [2]	29.7%	29.9%	28.8%	24.3%	25.2%	25.0%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	7.4:1	7.1:1	3.1:1	2.2:1	1.7:1	5.7:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability and the Company's rental expense on operating leases for a total adjustment of $1.0 billion and $1.4 billion for the three months ended June 30, 2018 and 2017, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
June 30, 2018

	P&C	GROUP BENEFITS
U.S. statutory net income [1]	$821	$209
U.S. statutory capital [2]	$8,051	$2,216
U.S. GAAP adjustments:
DAC	600	53
Non-admitted deferred tax assets [3]	130	171
Deferred taxes [4]	(550)	(393)
Goodwill	112	723
Other Intangible Assets	71	587
Non-admitted assets other than deferred taxes	644	163
Asset valuation and interest maintenance reserve	—	258
Benefit reserves	(49)	58
Unrealized gains on investments	286	(59)
Other, net	832	316
U.S. GAAP stockholders’ equity	$10,127	$4,093

[1]	Statutory net income is for the six months ended June 30, 2018.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
Fixed maturities net unrealized gain	$211	$1,349	$1,837	$1,774	$1,696	$1,355
Equities net unrealized gain	—	—	94	66	59	58
OTTI losses recognized in AOCI	(3)	(5)	(3)	(4)	(3)	(4)
Net gain on cash flow hedging instruments	(12)	(24)	18	43	57	58
Total net unrealized gain	$196	$1,320	$1,946	$1,879	$1,809	$1,467
Foreign currency translation adjustments	33	32	34	27	13	8
Pension and other postretirement adjustment	(1,582)	(1,591)	(1,317)	(1,321)	(1,328)	(1,682)
Total AOCI [1]	$(1,353)	$(239)	$663	$585	$494	$(207)

[1]	The reduction in AOCI from March 31, 2018 to June 30, 2018 included the effect of removing $758 of Talcott Resolution AOCI from the balance sheet when the business was sold effective May 31, 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Written premiums	$2,591	$2,658	$2,550	$2,626	$2,631	$2,710	$5,249	$5,341
Change in unearned premium reserve	(10)	88	(89)	(18)	(19)	88	78	69
Earned premiums	2,601	2,570	2,639	2,644	2,650	2,622	5,171	5,272
Fee income	18	19	20	20	20	21	37	41
Losses and loss adjustment expenses
Current accident year before catastrophes	1,534	1,537	1,615	1,672	1,646	1,612	3,071	3,258
Current accident year catastrophes	188	103	179	352	155	150	291	305
Prior accident year development	(47)	(32)	(42)	(1)	(10)	12	(79)	2
Total losses and loss adjustment expenses	1,675	1,608	1,752	2,023	1,791	1,774	3,283	3,565
Amortization of DAC	329	328	328	329	331	330	657	661
Underwriting expenses	495	470	510	496	467	465	965	932
Amortization of other intangible assets	2	1	2	1	1	1	3	2
Dividends to policyholders	6	4	24	4	3	4	10	7
Underwriting gain (loss)*	112	178	43	(189)	77	69	290	146
Net investment income	301	322	281	303	302	310	623	612
Net realized capital gains (losses)	50	(9)	57	16	42	17	41	59
Net servicing and other income	3	5	6	9	4	5	8	9
Income before income taxes	466	496	387	139	425	401	962	826
Income tax expense	83	92	168	23	123	113	175	236
Net income	383	404	219	116	302	288	787	590
Less: Net realized capital gains (losses), excluded from core earnings, before tax	49	(8)	56	16	41	17	41	58
Less: Income tax benefit (expense) [2]	(12)	4	(77)	(6)	(15)	(6)	(8)	(21)
Core earnings	$346	$408	$240	$106	$276	$277	$754	$553
ROE
Net income [1]	12.7%	11.9%	10.7%	5.0%	7.5%	4.5%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	1.4%	1.4%	1.7%	0.3%	0.1%	—%
Less: Loss on reinsurance transaction, before tax	—%	—%	—%	(7.5%)	(7.5%)	(7.7%)
Less: Income tax benefit (expense) [2]	(1.2%)	(1.2%)	(1.4%)	2.5%	3.1%	3.2%
Less: Impact of AOCI, excluded from core earnings ROE	(0.5%)	(0.6%)	(0.7%)	(1.0%)	(1.2%)	(0.6%)
Core earnings [1]	13.0%	12.3%	11.1%	10.7%	13.0%	9.6%

[1]
Net income ROE and core earnings ROE for Property & Casualty assumes a portion of debt and interest expense accounted for within Corporate is allocated to Property & Casualty. For further information, see Appendix, page 33.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
UNDERWRITING GAIN (LOSS)	112	178	43	(189)	77	69	290	146
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.0	59.8	61.2	63.2	62.1	61.5	59.4	61.8
Current accident year catastrophes	7.2	4.0	6.8	13.3	5.8	5.7	5.6	5.8
Prior accident year development [1]	(1.8)	(1.2)	(1.6)	—	(0.4)	0.5	(1.5)	—
Total losses and loss adjustment expenses	64.4	62.6	66.4	76.5	67.6	67.7	63.5	67.6
Expenses	31.1	30.4	31.1	30.5	29.4	29.6	30.7	29.5
Policyholder dividends	0.2	0.2	0.9	0.2	0.1	0.2	0.2	0.1
Combined ratio	95.7	93.1	98.4	107.1	97.1	97.4	94.4	97.2
Current accident year catastrophes and prior accident year development	5.4	2.8	5.2	13.3	5.4	6.2	4.1	5.8
Underlying combined ratio *	90.3	90.3	93.2	93.9	91.6	91.2	90.3	91.4

[1]	The following table summarizes unfavorable (favorable) prior accident year development.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Auto liability - Commercial Lines	$(5)	$(5)	$(3)	$—	$—	$20	$(10)	$20
Auto liability - Personal Lines	—	—	—	—	—	—	—	—
Homeowners	(1)	(12)	(14)	—	—	—	(13)	—
Professional and general liability	26	10	2	—	—	10	36	10
Package business	(15)	8	(3)	(22)	—	—	(7)	—
Bond	—	—	22	20	—	(10)	—	(10)
Commercial property	1	(13)	(3)	1	(7)	1	(12)	(6)
Workers’ compensation	(48)	(25)	(50)	(9)	—	(20)	(73)	(20)
Workers' compensation discount accretion	10	10	7	5	8	8	20	16
Catastrophes	(31)	(3)	(4)	1	(10)	(3)	(34)	(13)
Uncollectible reinsurance	11	—	(15)	—	—	—	11	—
Other reserve re-estimates	5	(2)	19	3	(1)	6	3	5
Total prior accident year development	$(47)	$(32)	$(42)	$(1)	$(10)	$12	$(79)	$2
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Written premiums	$1,734	$1,851	$1,727	$1,702	$1,706	$1,821	$3,585	$3,527
Change in unearned premium reserve	(11)	140	(7)	(21)	(14)	133	129	119
Earned premiums	1,745	1,711	1,734	1,723	1,720	1,688	3,456	3,408
Fee income	8	9	9	9	9	10	17	19
Losses and loss adjustment expenses
Current accident year before catastrophes	977	971	990	1,009	994	968	1,948	1,962
Current accident year catastrophes	74	69	(21)	270	63	71	143	134
Prior accident year development [1]	(73)	(19)	(34)	(3)	—	15	(92)	15
Total losses and loss adjustment expenses	978	1,021	935	1,276	1,057	1,054	1,999	2,111
Amortization of DAC	259	257	255	253	252	249	516	501
Underwriting expenses	336	324	352	348	324	323	660	647
Amortization of other intangible assets	1	—	1	—	—	—	1	—
Dividends to policyholders	6	4	24	4	3	4	10	7
Underwriting gain (loss)	173	114	176	(149)	93	68	287	161
Net servicing income (loss)	1	—	(1)	1	1	—	1	1
Net investment income	242	258	225	241	240	243	500	483
Net realized capital gains (losses)	42	(8)	47	13	32	11	34	43
Other income (expenses)	(3)	2	1	(1)	—	1	(1)	1
Income before income taxes	455	366	448	105	366	323	821	689
Income tax expense	83	68	162	15	108	92	151	200
Net income	372	298	286	90	258	231	670	489
Less: Net realized capital gains (losses), excluded from core earnings, before tax	40	(6)	45	12	32	11	34	43
Less: Income tax benefit (expense) [2]	(9)	2	(41)	(3)	(12)	(4)	(7)	(16)
Core earnings	$341	$302	$282	$81	$238	$224	$643	$462

[1]	For further information, see Commercial Lines Income Statements (continued), page 11.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Auto liability	$(5)	$(5)	$(3)	$—	$—	$20	$(10)	$20
Professional liability	6	2	1	—	—	—	8	—
Package business	(15)	8	(3)	(22)	—	—	(7)	—
General liability	20	8	1	—	—	10	28	10
Bond	—	—	22	20	—	(10)	—	(10)
Commercial property	1	(13)	(3)	1	(7)	1	(12)	(6)
Workers’ compensation	(48)	(25)	(50)	(9)	—	(20)	(73)	(20)
Workers' compensation discount accretion	10	10	7	5	8	8	20	16
Catastrophes	(44)	(8)	1	1	(2)	—	(52)	(2)
Uncollectible reinsurance	—	—	(15)	—	—	—	—	—
Other reserve re-estimates	2	4	8	1	1	6	6	7
Total prior accident year development	$(73)	$(19)	$(34)	$(3)	$—	$15	$(92)	$15

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
UNDERWRITING GAIN (LOSS)	$173	$114	$176	$(149)	$93	$68	$287	$161
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	56.0	56.8	57.1	58.6	57.8	57.3	56.4	57.6
Current accident year catastrophes	4.2	4.0	(1.2)	15.7	3.7	4.2	4.1	3.9
Prior accident year development	(4.2)	(1.1)	(2.0)	(0.2)	—	0.9	(2.7)	0.4
Total losses and loss adjustment expenses	56.0	59.7	53.9	74.1	61.5	62.4	57.8	61.9
Expenses	33.7	33.4	34.5	34.4	33.0	33.3	33.6	33.1
Policyholder dividends	0.3	0.2	1.4	0.2	0.2	0.2	0.3	0.2
Combined ratio	90.1	93.3	89.9	108.6	94.6	96.0	91.7	95.3
Current accident year catastrophes and prior accident year development	—	2.9	(3.2)	15.5	3.7	5.1	1.4	4.3
Underlying combined ratio	90.0	90.4	93.0	93.2	90.9	90.9	90.2	90.9

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	86.6	89.0	83.9	101.5	90.4	91.7	87.8	91.0
Current accident year catastrophes	5.5	3.4	(1.2)	15.9	3.2	4.7	4.4	4.0
Prior accident year development	(4.4)	(1.8)	(2.7)	(3.5)	—	(0.3)	(3.1)	(0.2)
Underlying combined ratio	85.6	87.5	87.8	89.2	87.2	87.3	86.5	87.2
MIDDLE MARKET
Combined ratio	94.6	98.1	94.2	119.7	99.8	100.4	96.3	100.1
Current accident year catastrophes	3.7	6.6	(1.5)	21.1	5.5	5.2	5.1	5.3
Prior accident year development	(3.2)	(0.8)	(3.2)	1.5	(0.5)	1.4	(2.0)	0.5
Underlying combined ratio	94.1	92.2	98.9	97.0	94.9	93.8	93.2	94.3
SPECIALTY COMMERCIAL
Combined ratio	99.6	98.2	100.5	99.4	97.6	101.3	98.9	99.4
Current accident year catastrophes	0.1	—	—	—	0.2	—	—	0.1
Prior accident year development	1.0	0.7	0.9	0.8	1.5	3.9	0.8	2.7
Underlying combined ratio	98.5	97.5	99.6	98.6	95.9	97.5	98.0	96.7

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
WRITTEN PREMIUMS
Small Commercial	$928	$996	$882	$905	$936	$986	$1,924	$1,922
Middle Market	586	616	628	584	566	592	1,202	1,158
Specialty Commercial	210	227	206	201	192	232	437	424
National Accounts	72	97	87	84	71	99	169	170
Financial Products	62	63	61	59	58	61	125	119
Bond	60	48	51	51	52	53	108	105
Other Specialty	16	19	7	7	11	19	35	30
Other	10	12	11	12	12	11	22	23
Total	$1,734	$1,851	$1,727	$1,702	$1,706	$1,821	$3,585	$3,527
EARNED PREMIUMS
Small Commercial	$927	$914	$923	$919	$914	$890	$1,841	$1,804
Middle Market	598	581	594	585	587	583	1,179	1,170
Specialty Commercial	209	204	206	208	207	203	413	410
National Accounts	82	84	85	84	85	86	166	171
Financial Products	60	59	60	62	60	60	119	120
Bond	54	50	51	51	51	47	104	98
Other Specialty	13	11	10	11	11	10	24	21
Other	11	12	11	11	12	12	23	24
Total	$1,745	$1,711	$1,734	$1,723	$1,720	$1,688	$3,456	$3,408

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$154	$166	$155	$140	$147	$154	$320	$301
Middle Market	$138	$141	$137	$112	$107	$128	$279	$235
Renewal Price Increases [1]
Standard Commercial Lines - Written	3.1%	2.4%	2.7%	3.5%	3.4%	3.2%	2.8%	3.3%
Standard Commercial Lines - Earned	3.2%	3.3%	3.3%	3.0%	2.7%	2.4%	3.2%	2.5%
Policy Count Retention
Small Commercial	82%	82%	83%	83%	83%	85%	82%	84%
Middle Market	77%	78%	79%	76%	75%	80%	78%	78%
Policies in Force (in thousands)
Small Commercial	1,265	1,263	1,272	1,274	1,278	1,281
Middle Market	65	66	66	67	66	66

[1]	Excludes Maxum, higher hazard general liability in middle market and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Written premiums	$857	$807	$823	$924	$925	$889	$1,664	$1,814
Change in unearned premium reserve	1	(52)	(82)	3	(5)	(45)	(51)	(50)
Earned premiums	856	859	905	921	930	934	1,715	1,864
Fee income	10	10	11	11	11	11	20	22
Losses and loss adjustment expenses
Current accident year before catastrophes	557	566	625	663	652	644	1,123	1,296
Current accident year catastrophes	114	34	200	82	92	79	148	171
Prior accident year development [1]	10	(13)	(25)	2	(10)	(4)	(3)	(14)
Total losses and loss adjustment expenses	681	587	800	747	734	719	1,268	1,453
Amortization of DAC	70	71	73	76	79	81	141	160
Underwriting expenses	156	143	155	145	140	137	299	277
Amortization of other intangible assets	1	1	1	1	1	1	2	2
Underwriting gain (loss)	(42)	67	(113)	(37)	(13)	7	25	(6)
Net servicing income	4	4	5	4	4	3	8	7
Net investment income	37	40	34	36	35	36	77	71
Net realized capital gains	5	—	6	2	5	2	5	7
Other income (expense)	1	(1)	—	3	(1)	(1)	—	(2)
Income (loss) before income taxes	5	110	(68)	8	30	47	115	77
Income tax expense	(1)	21	6	—	6	14	20	20
Net income (loss)	6	89	(74)	8	24	33	95	57
Less: Net realized capital gains (losses), excluded from core earnings, before tax	6	(1)	7	2	5	2	5	7
Less: Income tax benefit (expense) [2]	(2)	1	(35)	(1)	(1)	(1)	(1)	(2)
Core earnings (losses)	$2	$89	$(46)	$7	$20	$32	$91	$52

[1]	For further information, see Personal Lines Income Statements (continued), page 15.

[2]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Auto liability	$—	$—	$—	$—	$—	$—	$—	$—
Homeowners	(1)	(12)	(14)	—	—	—	(13)	—
Catastrophes	13	5	(5)	—	(8)	(3)	18	(11)
Other reserve re-estimates, net	(2)	(6)	(6)	2	(2)	(1)	(8)	(3)
Total prior accident year development	$10	$(13)	$(25)	$2	$(10)	$(4)	$(3)	$(14)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
UNDERWRITING GAIN (LOSS)	$(42)	$67	$(113)	$(37)	$(13)	$7	$25	$(6)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.1	65.9	69.1	72.0	70.1	69.0	65.5	69.5
Current accident year catastrophes	13.3	4.0	22.1	8.9	9.9	8.5	8.6	9.2
Prior accident year development	1.2	(1.5)	(2.8)	0.2	(1.1)	(0.4)	(0.2)	(0.8)
Total losses and loss adjustment expenses	79.6	68.3	88.4	81.1	78.9	77.0	73.9	78.0
Expenses	25.4	23.9	24.1	22.9	22.5	22.3	24.6	22.4
Combined ratio	104.9	92.2	112.5	104.0	101.4	99.3	98.5	100.3
Current accident year catastrophes and prior accident year development	14.5	2.5	19.3	9.1	8.8	8.1	8.4	8.4
Underlying combined ratio	90.4	89.8	93.1	94.9	92.6	91.2	90.1	91.9
PRODUCT
Automobile
Combined ratio	99.7	93.1	101.7	106.3	100.8	97.5	96.4	99.1
Current accident year catastrophes	3.4	0.5	0.7	4.8	2.3	1.4	1.9	1.8
Prior accident year development	(0.2)	(1.6)	(0.7)	—	(0.6)	(0.4)	(0.9)	(0.5)
Underlying combined ratio	96.5	94.2	101.7	101.6	99.1	96.6	95.4	97.8
Homeowners
Combined ratio	117.8	89.8	137.4	97.9	103.4	103.4	103.8	103.4
Current accident year catastrophes	36.4	12.0	71.9	18.6	28.0	24.9	24.2	26.4
Prior accident year development	5.0	(1.1)	(7.3)	0.4	(2.1)	(0.4)	2.0	(1.2)
Underlying combined ratio	76.4	78.9	72.8	78.9	77.6	78.9	77.7	78.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$704	$654	$644	$735	$729	$687	$1,358	$1,416
AARP Agency	67	67	79	79	80	86	134	166
Other Agency	77	77	90	100	104	105	154	209
Other	9	9	10	10	12	11	18	23
Total	$857	$807	$823	$924	$925	$889	$1,664	$1,814
EARNED PREMIUMS
AARP Direct	$684	$681	$709	$713	$711	$708	$1,365	$1,419
AARP Agency	74	77	83	88	89	92	151	181
Other Agency	86	92	102	108	117	123	178	240
Other	12	9	11	12	13	11	21	24
Total	$856	$859	$905	$921	$930	$934	$1,715	$1,864
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$586	$581	$578	$636	$638	$645	$1,167	$1,283
Homeowners	271	226	245	288	287	244	497	531
Total	$857	$807	$823	$924	$925	$889	$1,664	$1,814
EARNED PREMIUMS
Automobile	$596	$600	$634	$644	$652	$654	$1,196	$1,306
Homeowners	260	259	271	277	278	280	519	558
Total	$856	$859	$905	$921	$930	$934	$1,715	$1,864

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$42	$37	$35	$37	$38	$42	$79	$80
Homeowners	$11	$9	$9	$11	$12	$12	$20	$24
Renewal Written Price Increases
Automobile	8.2%	9.5%	11.1%	11.8%	10.4%	10.3%	8.9%	10.4%
Homeowners	10.4%	9.5%	9.0%	8.5%	9.1%	8.9%	10.0%	9.0%
Renewal Earned Price Increases
Automobile	10.4%	10.7%	10.8%	10.1%	9.1%	8.2%	10.5%	8.7%
Homeowners	9.2%	8.9%	8.8%	8.7%	8.5%	8.2%	9.1%	8.3%
Policy Count Retention
Automobile	82%	80%	80%	80%	81%	82%	81%	82%
Homeowners	84%	82%	83%	83%	83%	82%	83%	82%
Premium Retention
Automobile	86%	85%	87%	87%	88%	88%	86%	88%
Homeowners	91%	89%	89%	89%	90%	88%	90%	89%
Policies in Force (in thousands)
Automobile	1,589	1,641	1,702	1,768	1,839	1,905
Homeowners	978	1,008	1,038	1,071	1,109	1,144

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Losses and loss adjustment expenses
Prior accident year development [1]	$16	$—	$17	$—	$—	1	16	1
Total losses and loss adjustment expenses	16	—	17	—	—	1	16	1
Underwriting expenses	3	3	3	3	3	5	6	8
Underwriting gain (loss)	(19)	(3)	(20)	(3)	(3)	(6)	(22)	(9)
Net investment income	22	24	22	26	27	31	46	58
Net realized capital gains (losses)	3	(1)	4	1	5	4	2	9
Other income	—	—	1	2	—	2	—	2
Income (loss) before income taxes	6	20	7	26	29	31	26	60
Income tax expense (benefit)	1	3	—	8	9	7	4	16
Net income (loss)	5	17	7	18	20	24	22	44
Less: Net realized capital gains (losses), excluded from core earnings, before tax	3	(1)	4	2	4	4	2	8
Less: Income tax benefit (expense) [2]	(1)	1	(1)	(2)	(2)	(1)	—	(3)
Core earnings (losses)	$3	$17	$4	$18	$18	$21	$20	$39
[1] The three months ended June 30, 2018 included reserve increases for certain mass torts and the allowance for uncollectible reinsurance.
[2] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Earned premiums	$1,357	$1,357	$1,162	$803	$805	$816	$2,714	$1,621
Fee income	44	44	34	19	19	19	88	38
Net investment income	115	121	103	95	88	95	236	183
Net realized capital gains (losses)	2	(25)	4	9	13	8	(23)	21
Total revenues	1,518	1,497	1,303	926	925	938	3,015	1,863
Benefits, losses and loss adjustment expenses	1,059	1,085	910	614	628	651	2,144	1,279
Amortization of DAC	11	10	9	8	8	8	21	16
Insurance operating costs and other expenses	317	321	298	204	193	220	638	413
Amortization of other intangible assets	16	17	9	—	—	—	33	—
Total benefits, losses and expenses	1,403	1,433	1,226	826	829	879	2,836	1,708
Income (loss) before income taxes	115	64	77	100	96	59	179	155
Income tax expense (benefit)	19	10	(32)	29	27	14	29	41
Net income	96	54	109	71	69	45	150	114
Less: Net realized capital gains (losses), excluded from core earnings, before tax	—	(26)	4	7	13	7	(26)	20
Less: Integration and transaction costs associated with acquired business, before tax	(11)	(12)	(17)	—	—	—	(23)	—
Less: Income tax benefit (expense) [1]	3	7	55	(2)	(5)	(2)	10	(7)
Core earnings	$104	$85	$67	$66	$61	$40	$189	$101
Margin
Net income margin	6.3%	3.6%	8.4%	7.7%	7.5%	4.9%	5.0%	6.2%
Core earnings margin*	6.9%	5.6%	5.2%	7.2%	6.7%	4.3%	6.2%	5.5%
ROE
Net income [2]	11.9%	10.9%	10.5%	11.6%	11.0%	10.7%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(0.6%)	(0.1%)	1.2%	1.7%	2.2%	2.4%
Less: Integration costs	(1.6%)	(1.2%)	(0.7%)	—%	—%	—%
Less: Income tax benefit (expense) [1]	2.6%	2.3%	1.8%	(0.6%)	(0.8%)	(0.9%)
Less: Impact of AOCI, excluded from core earnings ROE	(0.4%)	(0.4%)	(0.4%)	(1.5%)	(1.5%)	(1.0%)
Core earnings [2]	11.9%	10.3%	8.6%	12.0%	11.1%	10.2%

[1]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[2]
Net income ROE and core earnings ROE for Group Benefits assumes a portion of debt and interest expense accounted for within Corporate is allocated to Group Benefits. For further information, see Appendix, page 33.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
PREMIUMS
Fully insured ongoing premiums
Group disability	$642	$633	$539	$368	$360	$364	$1,275	$724
Group life	651	664	567	382	391	386	1,315	777
Other	59	60	55	53	51	55	119	106
Total fully insured ongoing premiums	1,352	1,357	1,161	803	802	805	2,709	1,607
Total buyouts [1]	5	—	1	—	3	11	5	14
Total premiums	$1,357	$1,357	$1,162	$803	$805	$816	$2,714	$1,621
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$47	$260	$77	$43	$32	$87	$307	$119
Group life	34	160	22	20	33	115	194	148
Other	4	34	4	5	2	9	38	11
Total fully insured ongoing sales	85	454	103	68	67	211	539	278
Total buyouts [1]	5	—	1	—	3	11	5	14
Total sales	$90	$454	$104	$68	$70	$222	$544	$292
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	74.3%	74.9%	72.9%	73.0%	78.9%	82.9%	74.6%	80.9%
Group life loss ratio	77.4%	80.9%	80.2%	77.7%	74.2%	73.1%	79.2%	73.6%
Total loss ratio	75.5%	77.4%	76.1%	74.7%	76.1%	77.7%	76.5%	76.9%
Expense ratio	23.9%	24.0%	25.0%	25.8%	24.5%	27.7%	23.9%	26.1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Investment management fees	$182	$181	$179	$172	$162	$155	$363	$317
Shareholder servicing fees	22	21	21	24	27	24	43	51
Other revenue	58	57	58	56	58	59	115	117
Net realized capital losses	(1)	—	—	—	—	—	(1)	—
Total revenues	261	259	258	252	247	238	520	485
Sub-advisory expense	66	66	65	63	60	56	132	116
Employee compensation and benefits	27	29	27	28	28	28	56	56
Distribution and service	91	91	91	90	90	89	182	179
General, administrative and other	31	30	19	31	31	30	61	61
Total expenses	215	216	202	212	209	203	431	412
Income before income taxes	46	43	56	40	38	35	89	73
Income tax expense	9	9	23	14	14	12	18	26
Net income	$37	$34	$33	$26	$24	$23	$71	$47
Less: Net realized capital losses, excluded from core earnings, before tax	(1)	—	—	—	—	—	(1)	—
Less: Income tax expense	—	—	(4)	—	—	—	—	—
Core earnings	$38	$34	$37	$26	$24	$23	$72	$47
Daily average total Mutual Funds segment AUM	$117,070	$117,301	$113,830	$109,640	$105,625	$101,114	$117,184	$103,382
Return on assets (bps, after tax) [1]
Net income	12.6	11.9	11.5	9.5	9.2	9.2	12.2	9.2
Core earnings	12.8	11.9	12.8	9.5	9.2	9.2	12.4	9.2
ROE
Net income [2]	47.9%	44.3%	40.9%	34.3%	33.0%	32.0%
Less: Net realized capital losses excluded from core earnings, before tax	(0.4%)	—%	—%	—%	—%	—%
Less: Income tax expense	(1.5%)	(1.6%)	(1.6%)	—%	—%	—%
Less: Impact of AOCI, excluded from core earnings ROE	0.3%	0.2%	(0.1%)	(0.3%)	(0.3%)	—%
Core earnings [2]	49.5%	45.7%	42.6%	34.6%	33.3%	32.0%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points ("bps") which represents one hundredth of one percent.

[2]
Net income ROE and core earnings ROE for Mutual Funds assumes a portion of debt and interest expense accounted for within Corporate is allocated to Mutual Funds. For further information, see Appendix, page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Equity Funds
Beginning balance	$64,702	$63,740	$61,163	$58,047	$54,683	$50,826	$63,740	$50,826
Sales	3,452	4,175	3,060	3,630	4,076	3,987	7,627	8,063
Redemptions	(3,116)	(3,749)	(3,276)	(2,944)	(3,269)	(3,587)	(6,865)	(6,856)
Net flows	336	426	(216)	686	807	400	762	1,207
Change in market value and other	1,247	536	2,793	2,430	2,557	3,457	1,783	6,014
Ending balance	$66,285	$64,702	$63,740	$61,163	$58,047	$54,683	$66,285	$58,047
Fixed Income Funds
Beginning balance	$14,378	$14,401	$14,454	$14,286	$13,973	$13,301	$14,401	$13,301
Sales	1,119	1,002	771	866	1,079	1,930	2,121	3,009
Redemptions	(960)	(1,030)	(966)	(861)	(900)	(1,406)	(1,990)	(2,306)
Net flows	159	(28)	(195)	5	179	524	131	703
Change in market value and other	19	5	142	163	134	148	24	282
Ending balance	$14,556	$14,378	$14,401	$14,454	$14,286	$13,973	$14,556	$14,286
Multi-Strategy Investments Funds [1]
Beginning balance	$20,137	$20,469	$19,571	$18,923	$18,142	$17,171	$20,469	$17,171
Sales	681	1,000	993	868	1,093	1,301	1,681	2,394
Redemptions	(931)	(914)	(751)	(792)	(765)	(892)	(1,845)	(1,657)
Net flows	(250)	86	242	76	328	409	(164)	737
Change in market value and other	7	(418)	656	572	453	562	(411)	1,015
Ending balance	$19,894	$20,137	$20,469	$19,571	$18,923	$18,142	$19,894	$18,923
Exchange-traded Products ("ETP") AUM
Beginning balance	$666	$480	$409	$325	$278	209	480	209
Net flows	228	194	42	60	33	22	422	55
Change in market value and other	36	(8)	29	24	14	47	28	61
Ending balance	$930	$666	$480	$409	$325	278	930	325
Mutual Fund and ETP AUM
Beginning balance	$99,883	$99,090	$95,597	$91,581	$87,076	$81,507	$99,090	$81,507
Sales - mutual fund	5,252	6,177	4,824	5,364	6,248	7,218	11,429	13,466
Redemptions - mutual fund	(5,007)	(5,693)	(4,993)	(4,597)	(4,934)	(5,885)	(10,700)	(10,819)
Net flows - ETP	228	194	42	60	33	22	422	55
Net flows - mutual fund and ETP	473	678	(127)	827	1,347	1,355	1,151	2,702
Change in market value and other	1,309	115	3,620	3,189	3,158	4,214	1,424	7,372
Ending balance	101,665	99,883	99,090	95,597	91,581	87,076	101,665	91,581
Talcott Resolution life and annuity separate account AUM [2]	15,376	15,614	16,260	16,127	16,098	16,123	15,376	16,098
Total Mutual Funds segment AUM	$117,041	$115,497	$115,350	$111,724	$107,679	$103,199	$117,041	$107,679

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the Talcott Resolution life and annuity business sold in May, 2018 that is still managed by the Company's Mutual Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Fee income [1]	$4	$2	$2	$1	$—	$1	$6	$1
Other revenue	2	—	—	—	—	—	2	—
Net investment income	11	7	9	5	5	4	18	9
Net realized capital gains (losses)	1	4	(1)	1	—	(1)	5	(1)
Total revenues	18	13	10	7	5	4	31	9
Benefits, losses and loss adjustment expenses [2]	4	2	31	—	—	—	6	—
Insurance operating costs and other expenses	19	15	(1)	26	16	18	34	34
Pension settlement [3]	—	—	—	—	750	—	—	750
Loss on extinguishment of debt	6	—	—	—	—	—	6	—
Interest expense	79	80	78	79	79	80	159	159
Total expenses	108	97	108	105	845	98	205	943
Loss from continuing operations before income taxes	(90)	(84)	(98)	(98)	(840)	(94)	(174)	(934)
Income tax expense (benefit) [4] [5]	(8)	(20)	821	(30)	(293)	(41)	(28)	(334)
Loss from continuing operations, net of tax	(82)	(64)	(919)	(68)	(547)	(53)	(146)	(600)
Income (loss) from discontinued operations, net of tax [6]	148	169	(3,145)	89	112	75	317	187
Net income (loss)	66	105	(4,064)	21	(435)	22	171	(413)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	2	4	(1)	2	(1)	(1)	6	(2)
Less: Loss on extinguishment of debt, before tax	(6)	—	—	—	—	—	(6)	—
Less: Pension settlement, before tax	—	—	—	—	(750)	—	—	(750)
Less: Income tax benefit (expense) [5] [7]	(2)	(2)	(867)	(2)	262	—	(4)	262
Less: Income (loss) from discontinued operations, after tax [6]	148	169	(3,145)	89	112	75	317	187
Core losses	$(76)	$(66)	$(51)	$(68)	$(58)	$(52)	$(142)	$(110)

[1]	Beginning in June, 2018, includes fee income from managing invested assets of Talcott Resolution.

[2]	Benefits incurred relates to life and annuity business retained by the Company.

[3]
Represents a settlement charge of $750, before tax, for the purchase of a group annuity contract to transfer approximately $1.6 billion of certain U.S. qualified pension plan liabilities to a third-party.

[4]	The three months ended June 30, 2017 included a federal income tax benefit of $262 related to the pension settlement charge.

[5]
The three months and year ended December 31, 2017 include $867 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[6]
The three months ended December 31, 2017 included an estimated loss on sale of $3.3 billion related to the sale of Talcott Resolution, the Company's life and annuity run-off business that was sold in May, 2018. The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively. The reduction in loss on sale in the three months ended June 30, 2018 was primarily attributable to a $133 increase in estimated retained tax benefits, primarily retained net operating loss carryovers.

[7]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Net Investment Income
Fixed maturities [1]
Taxable	$252	$238	$226	$224	$224	$221	$490	$445
Tax-exempt	106	111	105	103	102	98	217	200
Total fixed maturities	358	349	331	327	326	319	707	645
Equity securities	6	6	10	4	5	5	12	10
Mortgage loans	34	33	33	31	30	30	67	60
Limited partnerships and other alternative investments [2]	39	73	29	48	39	58	112	97
Other [3]	9	8	10	13	11	15	17	26
Subtotal	446	469	413	423	411	427	915	838
Investment expense	(18)	(18)	(19)	(19)	(16)	(17)	(36)	(33)
Total net investment income	$428	$451	$394	$404	$395	$410	$879	$805
Annualized investment yield, before tax [4]	3.9%	4.2%	3.8%	4.1%	4.1%	4.2%	4.1%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	9.5%	18.6%	7.3%	12.8%	10.1%	15.5%	14.3%	13.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.7%	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%	3.8%
Annualized investment yield, after tax [4]	3.3%	3.5%	2.8%	3.0%	3.0%	3.1%	3.4%	3.1%
Average reinvestment rate [5]	4.0%	3.8%	3.3%	3.4%	3.5%	3.5%	3.9%	3.5%
Average sales/maturities yield [6]	3.7%	3.3%	3.3%	4.1%	3.7%	3.6%	3.5%	3.7%
Portfolio duration (in years) [7]	4.9	5.1	5.2	5.0	5.0	5.1	4.9	5.0

[1]	Includes income on short-term bonds.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Net Investment Income
Fixed maturities [1]
Taxable	$168	$163	$158	$169	$169	$168	$331	$337
Tax-exempt	79	82	81	81	81	78	161	159
Total fixed maturities	247	245	239	250	250	246	492	496
Equity securities	5	4	4	4	4	4	9	8
Mortgage loans	23	24	24	22	21	21	47	42
Limited partnerships and other alternative investments [2]	33	58	23	34	32	45	91	77
Other [3]	6	4	6	7	8	8	10	16
Subtotal	314	335	296	317	315	324	649	639
Investment expense	(13)	(13)	(15)	(14)	(13)	(14)	(26)	(27)
Total net investment income	$301	$322	$281	$303	$302	$310	$623	$612
Annualized investment yield, before tax [4]	4.0%	4.3%	3.8%	4.0%	4.1%	4.2%	4.2%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	9.3%	17.0%	6.5%	10.4%	9.6%	13.6%	13.4%	11.8%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.8%	3.7%	3.7%	3.7%	3.8%	3.7%	3.7%	3.8%
Annualized investment yield, after tax [4]	3.4%	3.5%	2.8%	2.9%	3.0%	3.1%	3.5%	3.1%
Average reinvestment rate [5]	4.0%	3.7%	3.2%	3.4%	3.5%	3.7%	3.9%	3.6%
Average sales/maturities yield [6]	3.9%	3.7%	3.6%	4.1%	3.8%	3.8%	3.8%	3.8%
Portfolio duration (in years) [7]	4.9	4.9	5.0	5.0	5.0	5.0	4.9	5.0
Footnotes [1] through [7] are explained on page 25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Net Investment Income
Fixed maturities [1]
Taxable	$75	$70	$63	$50	$50	$49	$145	$99
Tax-exempt	25	27	24	21	21	20	52	41
Total fixed maturities	100	97	87	71	71	69	197	140
Equity securities	—	1	1	—	—	—	1	—
Mortgage loans	11	9	9	9	9	10	20	19
Limited partnerships and other alternative investments [2]	6	15	6	14	7	13	21	20
Other [3]	3	4	4	5	4	6	7	10
Subtotal	120	126	107	99	91	98	246	189
Investment expense	(5)	(5)	(4)	(4)	(3)	(3)	(10)	(6)
Total net investment income	$115	$121	$103	$95	$88	$95	$236	$183
Annualized investment yield, before tax [4]	4.1%	4.3%	3.8%	4.9%	4.5%	4.8%	4.2%	4.7%
Annualized limited partnerships and other alternative investment yield, before tax [4]	10.6%	28.3%	12.2%	29.4%	13.3%	28.9%	19.7%	21.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] [8]	3.9%	3.8%	3.7%	4.3%	4.3%	4.3%	3.9%	4.3%
Annualized investment yield, after tax [4]	3.4%	3.5%	2.8%	3.5%	3.3%	3.5%	3.4%	3.4%
Average reinvestment rate [5]	4.2%	3.9%	3.4%	3.6%	3.6%	3.6%	4.1%	3.6%
Average sales/maturities yield [6]	3.8%	3.0%	2.9%	4.3%	3.9%	4.0%	3.2%	4.0%
Portfolio duration (in years) [7]	6.0	6.1	6.3	6.0	6.0	5.9	6.0	6.0
Footnotes [1] through [7] are explained on page 25.

[8]
Beginning in the fourth quarter of 2017, the average yield reflects the fact that invested assets acquired as part of the acquisition of Aetna's group life and disability business on November 1, 2017 were recorded at the then current yields which are lower than the yields of the remainder of the Group Benefits segment invested assets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income by Segment	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Net Investment Income
Commercial Lines	$242	$258	$225	$241	$240	$243	$500	$483
Personal Lines	37	40	34	36	35	36	77	71
P&C Other Operations	22	24	22	26	27	31	46	58
Total Property & Casualty	$301	$322	$281	$303	$302	$310	$623	$612
Group Benefits	115	121	103	95	88	95	236	183
Mutual Funds	1	1	1	1	—	1	2	1
Corporate	11	7	9	5	5	4	18	9
Total net investment income by segment	$428	$451	$394	$404	$395	$410	$879	$805

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Total Property & Casualty	$33	$58	$23	$34	$32	$45	$91	$77
Group Benefits	6	15	6	14	7	13	21	20
Total net investment income from limited partnerships and other alternative investments [1]	$39	$73	$29	$48	$39	$58	$112	$97

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Net Realized Capital Gains (Losses)
Gross gains on sales	$46	$19	$91	$46	$77	$61	$65	$138
Gross losses on sales	(31)	(57)	(29)	(16)	(22)	(46)	(88)	(68)
Equity securities [1]	26	16	—	—	—	—	42	—
Net impairment losses	—	—	(4)	(1)	(2)	(1)	—	(3)
Valuation allowances on mortgage loans	—	—	(1)	—	—	—	—	—
Transactional foreign currency revaluation	—	1	—	—	8	6	1	14
Non-qualifying foreign currency derivatives	4	(3)	—	—	(7)	(7)	1	(14)
Other net gains (losses) [2] [3]	7	(6)	3	(3)	1	11	1	12
Total net realized capital gains (losses)	$52	$(30)	$60	$26	$55	$24	$22	$79
Less: Net realized capital gains, included in core earnings, before tax	2	—	1	1	2	1	2	3
Total net realized capital gains (losses) excluded from core earnings, before tax	50	(30)	59	25	53	23	20	76
Less: Impacts of tax	10	(5)	22	10	20	8	5	28
Total net realized capital gains (losses) excluded from core earnings	$40	$(25)	$37	$15	$33	$15	$15	$48

[1]	Effective January 1, 2018, with adoption of new accounting guidance for equity securities at fair value, includes all changes in fair value and trading gains and losses for equity securities.

[2]	Includes changes in value of non-qualifying derivatives, including credit derivatives and interest rate derivatives used to manage duration.

[3]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Jun 30 2018		Mar 31 2018		Dec 31 2017		Sept 30 2017		Jun 30 2017
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$45,648	100.0%	$44,432	100.0%	$45,146	100.0%	$42,246	100.0%	$42,085	100.0%
Asset-backed securities	$994	2.7%	$911	2.5%	$1,126	3.0%	$1,350	4.0%	$1,339	4.0%
Collateralized debt obligations	1,089	3.0%	1,144	3.2%	1,260	3.4%	1,402	4.1%	1,446	4.3%
Commercial mortgage-backed securities	3,494	9.7%	3,311	9.2%	3,336	8.9%	2,969	8.7%	2,907	8.7%
Corporate	13,349	36.9%	12,634	35.2%	12,804	34.7%	11,372	33.4%	11,265	33.4%
Foreign government/government agencies	1,133	3.1%	1,082	3.0%	1,110	3.0%	984	2.9%	922	2.7%
Municipal [2]	11,142	30.8%	11,544	32.1%	12,485	33.8%	11,203	32.9%	11,074	32.8%
Residential mortgage-backed securities	3,207	8.9%	3,086	8.6%	3,044	8.3%	2,590	7.7%	2,577	7.6%
U.S. Treasuries	1,786	4.9%	2,212	6.2%	1,799	4.9%	2,156	6.3%	2,190	6.5%
Total fixed maturities, available-for-sale	$36,194	100.0%	$35,924	100.0%	$36,964	100.0%	$34,026	100.0%	$33,720	100.0%
U.S. government/government agencies	$4,722	13.0%	$4,972	13.8%	$4,536	12.3%	$4,324	12.7%	$4,231	12.5%
AAA	6,027	16.7%	5,812	16.2%	6,072	16.4%	5,535	16.3%	5,525	16.4%
AA	7,096	19.6%	6,942	19.3%	7,810	21.1%	7,211	21.2%	7,355	21.8%
A	8,846	24.4%	8,873	24.7%	8,919	24.1%	7,906	23.2%	7,610	22.6%
BBB	8,157	22.5%	7,839	21.8%	7,931	21.5%	7,350	21.6%	7,172	21.2%
BB	822	2.3%	890	2.5%	1,005	2.7%	959	2.8%	1,085	3.2%
B	498	1.4%	529	1.5%	618	1.7%	595	1.7%	602	1.8%
CCC	23	0.1%	64	0.2%	69	0.2%	139	0.4%	132	0.4%
CC & below	3	—%	3	—%	4	—%	7	0.1%	8	0.1%
Total fixed maturities, available-for-sale	$36,194	100.0%	$35,924	100.0%	$36,964	100.0%	$34,026	100.0%	$33,720	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $8.2 billion in Property & Casualty and $2.8 billion in Group Benefits as of June 30, 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
JUNE 30, 2018

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity and Equity Exposures by Sector, Available-for-sale
Financial services	$3,473	$3,418	7.5%
Utilities	2,121	2,111	4.6%
Consumer non-cyclical	2,000	1,964	4.3%
Technology and communications	1,766	1,762	3.9%
Energy [1]	1,157	1,151	2.5%
Capital goods	1,119	1,110	2.4%
Consumer cyclical	1,038	1,029	2.2%
Basic industry	644	644	1.4%
Transportation	545	537	1.2%
Other	633	626	1.4%
Total	$14,496	$14,352	31.4%
Top Ten Exposures by Issuer [2]
New York State Dormitory Authority	$287	$299	0.7%
New York City Transitional Finance Authority	268	280	0.6%
Commonwealth of Massachusetts	216	228	0.5%
State of California	203	214	0.5%
JP Morgan Chase & Co.	192	189	0.4%
Massachusetts St. Development Finance Agency	179	185	0.4%
New York City Municipal Water Finance Authority	173	184	0.4%
State of Texas	164	172	0.4%
Goldman Sachs Group Inc.	169	163	0.3%
Apple Inc.	152	153	0.3%
Total	$2,003	$2,067	4.5%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, and Mutual Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans. On November 1, 2017, Hartford Life and Accident Insurance Company (HLA), a wholly owned subsidiary of the Company, completed the acquisition of Aetna's U.S. group life and disability insurance business through a reinsurance transaction. Aetna's group life and disability revenue and earnings since the acquisition date are included in the operating results of the Company's Group Benefits reporting segment.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category investment management fees and expenses related to managing third party business, including management of the invested assets of the Talcott Resolution life and annuity run-off business sold in the second quarter of 2018, discontinued operations related to the sale of Talcott Resolution, reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments. In addition, Corporate includes investment earnings from a 9.7% ownership interest in the limited partnership that acquired Talcott Resolution.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, redemptions, net flows, account value, policies in-force, premium retention, renewal earned and written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) less fee income to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the underlying performance of the Company’s businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, integration and transaction costs in connection with an acquired business, pension settlements, loss on extinguishment of debt, gains and losses on reinsurance transactions, income tax benefit from reduction in deferred income tax valuation allowance, impact of tax reform on net deferred tax assets, and results of discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Results from discontinued operations are excluded from core earnings for businesses held for sale because such results could obscure trends in our ongoing businesses that are valuable to our investors' ability to assess the Company's financial performance. Net income (loss) and income from continuing operations (during periods when the Company reports significant discontinued operations) are the most directly comparable U.S. GAAP measures to core earnings. Income from continuing operations is net income, excluding the income (loss) from discontinued operations. Core earnings should not be considered as a substitute for net income (loss) or income (loss) from continuing operations and does not reflect the overall profitability of the Company’s business. Therefore, The Company believes that it is useful for investors to evaluate net income (loss), income (loss) from continuing operations and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income (loss) per share and income (loss) from continuing operations per share are the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share or income (loss) from continuing operations per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share, income (loss) from continuing operations per share and core earnings per share when reviewing our performance.
Book value per diluted share is a U.S. GAAP financial measure that represents a per share assessment of the value of a company's equity. It is calculated by dividing (a) common stockholders' equity by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share to enable investors to assess the value of the Company’s equity. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. Net income ROE is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of Net income ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
Net income (loss) ROE	(15.4%)	(19.3%)	(20.6%)	2.7%	3.9%	5.4%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	0.7%	0.7%	1.1%	(0.2%)	(0.2%)	(0.3%)
Less: Loss on reinsurance transactions, before tax	—%	—%	—%	(3.6%)	(3.6%)	(3.7%)
Less: Pension settlement, before tax	—%	(5.0%)	(4.9%)	(4.2%)	(4.2%)	—%
Less: Integration and transaction costs associated with an acquired business	(0.3%)	(0.2%)	(0.1%)	—%	—%	—%
Less: Income tax benefit (expense) on items not included in core earnings	(6.1%)	(4.3%)	(4.4%)	3.2%	3.5%	2.4%
Less: Income (loss) from discontinued operations, after tax	(18.4%)	(18.4%)	(18.9%)	1.8%	1.8%	1.9%
Less: Impact of AOCI, excluded from denominator of core earnings ROE	0.3%	0.1%	(0.1%)	(0.2%)	(0.3%)	—%
Core earnings ROE	8.4%	7.8%	6.7%	5.9%	6.9%	5.1%
The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of underwriting gain (loss) to net income (loss) for the Company's P&C businesses are set forth on pages 8, 10, 14 and 19.

A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 9, 12 and 16, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of the Mutual Funds segment’s operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Mutual Funds segment because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Mutual Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Mutual Funds segment performance. ROA, core earnings is calculated by dividing core earnings by a daily average AUM.
Net investment income, excluding limited partnerships is the amount of net investment income earned from invested assets excluding the net investment income related to limited partnerships and other alternative investments. The company believes that net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Total net investment income	$428	$451	$394	$404	$395	$410	$879	$805
Limited partnerships and other alternative investments ("Limited Partnerships")	39	73	29	48	39	58	112	97
Net investment income excluding limited partnerships	$389	$378	$365	$356	$356	$352	$767	$708

PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Total net investment income	$301	$322	$281	$303	$302	$310	$623	$612
Limited partnerships and other alternative investments	33	58	23	34	32	45	91	77
Net investment income excluding limited partnerships	$268	$264	$258	$269	$270	$265	$532	$535

GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Total net investment income	$115	$121	$103	$95	$88	$95	$236	$183
Limited partnerships and other alternative investments	6	15	6	14	7	13	21	20
Net investment income excluding limited partnerships	$109	$106	$97	$81	$81	$82	$215	$163

Annualized investment yield, excluding limited partnerships is the annualized net investment income excluding limited partnerships and other alternative investments divided by the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnership and other alternative invested assets. The company believes that annualized net investment income, excluding limited partnerships, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Annualized investment yield	3.9%	4.2%	3.8%	4.1%	4.1%	4.2%	4.1%	4.2%
Annualized investment yield on limited partnerships and other alternative investments	9.5%	18.6%	7.3%	12.8%	10.1%	15.5%	14.3%	13.0%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%	3.8%

PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Annualized investment yield	4.0%	4.3%	3.8%	4.0%	4.1%	4.2%	4.2%	4.2%
Annualized investment yield on limited partnerships and other alternative investments	9.3%	17.0%	6.5%	10.4%	9.6%	13.6%	13.4%	11.8%
Annualized investment yield excluding limited partnerships and other alternative investments	3.8%	3.7%	3.7%	3.7%	3.8%	3.7%	3.7%	3.8%

GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Jun 30 2018	Jun 30 2017
Annualized investment yield	4.1%	4.3%	3.8%	4.9%	4.5%	4.8%	4.2%	4.7%
Annualized investment yield on limited partnerships and other alternative investments	10.6%	28.3%	12.2%	29.4%	13.3%	28.9%	19.7%	21.7%
Annualized investment yield excluding limited partnerships and other alternative investments	3.9%	3.8%	3.7%	4.3%	4.3%	4.3%	3.9%	4.3%